UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2021

TELA Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37526	45-5320061
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Great Valley Parkway, Suite 24 Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 320-2930

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TELA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 13, 2021, TELA Bio, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2021. A copy of this press release is furnished as Exhibit 99.1 hereto.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2021, Nora Brennan, the Chief Financial Officer of the Company, notified the Company of her decision to resign effective June 4, 2021, in order to pursue another opportunity. Megan Smeykal, the Company's Vice President and Corporate Controller, will assume the duties of the principal financial officer of the Company on an interim basis until such time as the Company appoints a new Chief Financial Officer.

Ms. Smeykal joined the Company in December 2019 as Vice President of Financial Reporting and became Vice President and Corporate Controller in May 2021. Previously, Ms. Smeykal served as the Vice President of Financial Reporting and Assistant Controller at Nutrisystem, Inc. from 2006 to August 2019. Ms. Smeykal began her accounting career with Arthur Andersen LLP from 1997 to 2002. Ms. Smeykal received a Bachelor of Science degree in Accounting from Villanova University and maintains an active certified public accounting license in the Commonwealth of Pennsylvania.

There are no arrangements or understandings between Ms. Smeykal and any other persons pursuant to which Ms. Smeykal was appointed as interim principal financial officer of the Company. In addition, there are no family relationships between Ms. Smeykal and any director or executive officer of the Company, and there are no transactions involving Ms. Smeykal requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On May 13, 2021, the Company updated information reflected in a corporate slide deck, which representatives of the Company will use in various meetings with investors from time to time. A copy of the presentation is attached hereto as Exhibit 99.2, and incorporated herein by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Document
99.1	Press Release of TELA Bio, Inc., dated May 13, 2021.
99.2	Corporate Slide Deck, dated May 13, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELA BIO, INC.

By:	/s/ Antony Koblish
Name:	Antony Koblish
Title:	President, Chief Executive Officer and Director

Date: May 13, 2021